UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒ Filed by the registrant                            ☐ Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Columbia Funds Variable Insurance Trust I

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

One Financial Center

Boston, Massachusetts 02111

(866) 432-8736

September 5, 2007

Dear Shareholders:

On behalf of the Board of Trustees of Columbia Funds Variable Insurance Trust I (the “Trust”), we are pleased to invite you to a special meeting of shareholders of Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series (the “Funds”), each a series of the Trust. The meeting will be held at 10:00 a.m., Eastern time, on October 22, 2007, at One Financial Center, Boston, Massachusetts 02111 (the “Meeting”).

At the Meeting, shareholders will be asked to approve a new investment sub-advisory agreement with Marsico Capital Management, LLC (“Marsico”). On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive purchase agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (“Bank of America”). The transaction contemplated by the purchase agreement is not expected to result in any significant change to the Marsico personnel who manage the Funds or to the manner in which the Funds are managed. In addition, Columbia Management Advisors, LLC, a wholly-owned subsidiary of Bank of America, would remain the investment adviser to the Funds and, as such, would continue to be the entity that oversees the overall management of the Funds.

Nonetheless, the transaction will be a change of control of Marsico under the federal securities laws and result in the automatic termination of the Funds’ current investment sub-advisory agreement with Marsico. Thus, shareholders are being given the opportunity to approve a new investment sub-advisory agreement in order to allow Marsico to continue to provide sub-advisory services to the Funds. The services provided by Marsico under the new investment sub-advisory agreement and the fee levels payable to Marsico for sub-advisory services would remain unchanged from the current investment sub-advisory agreement.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH MARSICO.

The Notice of Special Meeting, Proxy Statement and Proxy Ballot are enclosed. The new sub-advisory agreement and the reasons for the unanimous recommendation of the Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

Sincerely,

Christopher L. Wilson
President

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

One Financial Center

Boston, Massachusetts 02111

(866) 432-8736

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 22, 2007

Shareholders:

PLEASE TAKE NOTE THAT a special meeting of shareholders of Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series, each a series of Columbia Funds Variable Insurance Trust I (the “Trust”), will be held at 10:00 a.m., Eastern time, on October 22, 2007, at One Financial Center, Boston, Massachusetts 02111 (the “Meeting”) for the following purposes:

(1)	To approve a new investment sub-advisory agreement with Marsico Capital Management, LLC; and

(2)	To conduct such other business as may properly come before the Meeting or any adjournment(s) thereof.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH MARSICO CAPITAL MANAGEMENT, LLC.

Only shareholders of record at the close of business on August 20, 2007 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON THEIR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE ADDRESS ON THEIR PROXY BALLOT.

By Order of the Board of Trustees,

James R. Bordewick, Jr.
Secretary

September 5, 2007

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT ACCORDING TO THE INSTRUCTIONS SHOWN ON THE BALLOT.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

Two Quick And Easy Ways To Submit Your Proxy*

As a valued Fund shareholder, your proxy vote is important to us. That’s why we’ve made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement select one of the following quick and easy methods to submit your proxy—accurately and quickly.

Vote On-Line	Vote By Toll-Free Phone Call

1. Read the enclosed Proxy Statement and have your Proxy Ballot at hand.	1. Read the enclosed Proxy Statement and have your Proxy Ballot at hand.

2. Go to the website address on your Proxy Ballot.	2. Call the toll-free number on your Proxy Ballot.

3. Enter the Control Number found on your Proxy Ballot.	3. Enter the Control Number found on your Proxy Ballot.

4. Submit your proxy using the easy-to-follow instructions.	4. Submit your proxy using the easy-to-follow instructions.

*	Do not mail the Proxy Ballot if you submit your proxy by Internet or telephone.

2

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

One Financial Center

Boston, Massachusetts 02111

(866) 432-8736

PROXY STATEMENT

Dated September 5, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Variable Insurance Trust I (the “Trust”) in connection with a special meeting of shareholders of Columbia Marsico Growth Fund, Variable Series (“Growth Fund”), Columbia Marsico Focused Equities Fund, Variable Series (“Focused Equities Fund”), Columbia Marsico 21st Century Fund, Variable Series (“21st Century Fund”) and Columbia Marsico International Opportunities Fund, Variable Series (“International Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”), to be held at 10:00 a.m., Eastern time, on October 22, 2007, or any adjournment(s) thereof, at One Financial Center, Boston, Massachusetts 02111 (the “Meeting”) for the purposes set forth below and described more fully in this Proxy Statement.

PROPOSAL	FUNDS AFFECTED
To approve a new investment sub-advisory agreement with Marsico Capital Management, LLC; and	All Funds

To conduct such other business as may properly come before the Meeting or any adjournment(s) thereof.	All Funds

Only shareholders of record at the close of business on August 20, 2007 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting. This Proxy Statement is expected to be mailed to shareholders on or about September 7, 2007.

Additional information about the Funds is available in their prospectuses, statement of additional information (or SAI) and annual and semi-annual reports to shareholders. The Funds’ most recent annual and semi-annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by writing to the address or by calling the telephone number above. All these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

1

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Overview

Description of the Transaction. Marsico Capital Management, LLC (“Marsico” or “MCM”) provides investment sub-advisory services to each of the Funds. On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of MCM, and Marsico Parent Company, LLC (the “Buyer”), a company controlled by Mr. Marsico, signed a definitive purchase agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (“Bank of America”) for cash consideration equal to approximately $2.6 billion (the “Transaction”). Marsico Management Holdings, LLC (the “Seller”), the immediate parent of MCM and a wholly-owned subsidiary of Bank of America, is the seller in the Transaction. (The Transaction also involves the acquisition of another company, Marsico Fund Advisors, LLC (“MFA”), which is not material to the Transaction.1) The Transaction is expected to close during the fourth quarter of 2007, and is subject to customary conditions in the purchase agreement and financing commitment letters as well as client consents and mutual fund shareholder approvals. Exhibit A to this Proxy Statement provides a diagram of the current and anticipated new corporate structure, showing the holding companies (together, the “Marsico Parent Companies current and”) in the new chain of ownership of MCM and MFA, consisting of the Buyer, Marsico Parent Holdco, LLC (“Holdco”) and Marsico Parent Superholdco, LLC (“Superholdco”).

The Transaction will be financed by a combination of an equity contribution from a company owned by Thomas F. Marsico, Marsico family interests and MCM employees; a senior secured credit facility; notes; preferred membership interests; and warrants. Goldman, Sachs & Co. (“Goldman Sachs”) and its affiliates have committed to assist in providing the financing. Each component of the financing is described generally below.

Equity Contribution. Marsico Management Equity, LLC (“MME”), a company owned by Thomas F. Marsico, Marsico family interests, and MCM employees, is expected to contribute $150 million in return for voting common equity interests in Superholdco, the ultimate parent of Marsico and MFA. Bank of America has committed to finance the portion of this contribution attributable to Mr. Marsico and Marsico family interests, subject to customary terms and conditions including recourse provisions. As a result of the contribution, Mr. Marsico, Marsico family interests and MCM employees would have ownership of between 88% and 100% of all common

[1]

MFA is the general partner of one investment product advised by MCM, the Marsico Focused Growth Fund, L.P. (“Commingled Fund”). As general partner of the Commingled Fund, MFA owns a small investment in the Commingled Fund, which represents MFA’s only current source of financial activity. This activity is not considered significant to the Transaction.

2

equity interests in Superholdco through MME (and indirectly of the Buyer and MCM), depending on whether and when certain warrants described below are exercised.

Senior Secured Credit Facility. The Buyer has received a commitment letter from Goldman Sachs Credit Partners L.P. (“GSCP”) to provide, subject to conditions, approximately $1.2 billion of senior secured term loans (the “Senior Secured Credit Facility”). The Senior Secured Credit Facility will be guaranteed by MCM and MFA, Holdco, and Superholdco. Subject to certain exceptions, the Senior Secured Credit Facility will be secured by first priority security interests in all assets of the Buyer and the guarantors. A $25 million Revolving Credit Facility is also provided as part of the financing.

Mezzanine Notes. The Buyer, Holdco, and Superholdco expect to issue approximately $1.275 billion in aggregate principal amount of their senior notes and senior subordinated notes. Goldman Sachs will serve as initial purchaser with respect to the offerings of all three series of notes (together, the “Mezzanine Notes”). Each such offering of Mezzanine Notes is expected to be offered to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 or to other purchasers pursuant to other applicable exemptions under the Securities Act of 1933. To ensure a successful offering of the Mezzanine Notes, the Buyer, Holdco, and Superholdco have received a second commitment letter (the “Second Commitment Letter”) from GSCP and Goldman Sachs pursuant to which GSCP has committed to provide, if the Mezzanine Notes are not issued and subject to the conditions therein, a series of term loans to each of the Buyer, Holdco and Superholdco on terms substantially similar to those of each series of Mezzanine Notes.

Membership Interests and Warrants. Superholdco expects to issue senior preferred membership interests with an initial liquidation value of $75 million and certain warrants to purchase non-voting common membership interests of Superholdco to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 or to other purchasers pursuant to applicable exemptions under the Securities Act. In the event such offering is not consummated, Superholdco has received a commitment from Goldman Sachs, pursuant to the Second Commitment Letter and subject to conditions, to issue and sell such interests and warrants directly to Goldman Sachs. Such equity securities and warrants, together with the Mezzanine Notes, are referred to as the “Mezzanine Securities.” The warrants are for limited non-voting common membership interests representing up to 12% of the fully diluted Superholdco common membership interests (after giving effect to the Transaction and the financing). The common equity interests in Superholdco that holders of Mezzanine Securities may acquire pursuant to the warrants will not be voting interests, and holders of Mezzanine Securities will not hold any board seats or have supervisory rights with regard to MCM.

Investments by Affiliates of Goldman Sachs. An affiliate of Goldman Sachs, GS Mezzanine Partners 2006 Onshore Fund, L.P. (“GSMP”), together with its affiliates, is

3

expected to purchase and hold (subject to certain exceptions) up to $550 million of the Mezzanine Securities. GSMP and its affiliates are thereby expected to acquire for their own accounts approximately 40% of the Mezzanine Securities (representing approximately 20% of total funding for the Transaction). Through their anticipated $550 million investment in a portion of the Mezzanine Securities, GSMP and its affiliates would beneficially own, pursuant to their share of the warrants, less than 5% of the common membership interests of Superholdco (and indirectly of the Buyer and MCM).

Additionally, as noted above, Goldman Sachs and its affiliates (collectively “Goldman”) have provided commitments to provide 100% of the $1.2 billion of the Senior Secured Credit Facility and the $1.35 billion financing contemplated by the Mezzanine Securities. To the extent that Goldman is unable to syndicate the Senior Secured Credit Facility or is unable to place the portion of the Mezzanine Securities not being purchased and held by GSMP and its affiliates, the portion of the total financing to be provided by Goldman could substantially increase.

Additional Terms of the Transaction. Certain debt obligations of the Marsico Parent Companies are expected to be collateralized by security interests in: (i) Marsico’s rights under the investment advisory and sub-advisory agreements with its clients; and (ii) equity interests that the Marsico Parent Companies hold in Marsico. Under the first arrangement, Marsico’s rights to receive fees and other rights under the sub-advisory agreement among Marsico, CMA and the Trust with respect to the Funds may be pledged as collateral for the debt obligations. Marsico believes that neither such pledge nor any exercise by the lenders of their remedies under such pledge will be deemed to cause an assignment of the agreement under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under the second arrangement, the agreement by which the Marsico Parent Companies will pledge their equity interests in Marsico as collateral is expected to provide that, in the event that material defaults occur under the debt obligations, the lenders will be entitled to exercise voting and control rights over Marsico. Marsico acknowledges that the occurrence of any such defaults could trigger an assignment of the sub-advisory agreement to the lenders under the 1940 Act. However, no assignment of the agreement could become operative without the approval of the Board and shareholders (unless the Board is then authorized to approve an assignment of a sub-advisory arrangement without obtaining shareholder approval under then-applicable law and regulation), inasmuch as such an assignment would result in automatic termination of such agreement by operation of law as provided in the 1940 Act. In such circumstances, if the Board or shareholders (if shareholder approval is required) fail to approve a new sub-advisory agreement with Marsico, the Board would consider what actions to take, including having CMA manage the Funds without a sub-adviser or approving the engagement of a different sub-adviser.

4

In addition, Bank of America and certain affiliates have agreed to cause the subsidiaries that comprise the Global Wealth and Investment Management division of Bank of America to undertake for a period of five years to use commercially reasonable efforts, consistent with applicable fiduciary obligations and law and past dealings between Bank of America and Marsico: (i) to seek to obtain the applicable Board approvals for the annual continuance or renewal of each sub-advisory agreement with Marsico with respect to a Fund; (ii) not to terminate, recommend termination of, recommend against any renewal of, or recommend a reduction in fees payable under, any such sub-advisory agreement; and (iii) not to recommend the merger of a Fund with another fund advised by affiliates of Bank of America unless Marsico continues as sub-adviser to that fund on terms and conditions substantially similar to those in the then-existing sub-advisory agreement with Marsico.

Furthermore, the purchase agreement has a purchase price “claw-back” provision entitling Marsico to up to $550 million in the event that, under specified conditions, Bank of America and its affiliates terminate Marsico as a sub-adviser or terminate other relationships with Marsico that do not involve the Funds. The $550 million reduces ratably over five years, and the claw-back lapses if Mr. Marsico sells his interest in the prospective indirect parent company of Marsico, or otherwise reorganizes his interests in such a manner that he and his family own less than 25% of the indirect parent company or otherwise cede control to someone else.

Information on Marsico’s Continued Business Relationships with Goldman. As the result of trade execution decisions in the ordinary course of business, Marsico has long used Goldman (along with many other broker-dealers) to provide routine brokerage execution services to Marsico’s client accounts including the Funds. (These services have at times included the execution of large principal trades involving Goldman’s own capital, and the receipt of other client commission benefits.) Because of Goldman’s expertise and resources as a broker-dealer, Marsico expects that after the Transaction, Marsico will continue to use Goldman (as well as many other broker-dealers) to perform routine brokerage services for clients including the Funds from time to time (which may include the execution of principal trades involving Goldman’s own capital, and the receipt of other client commission benefits), provided that Goldman is able to continue to maintain the high level of services at reasonable cost that it has provided in the past. Marsico has informed the Board that Marsico’s routine use of Goldman (and other brokers) to provide brokerage services to clients including the Funds will not occur as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent trade execution decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

As the result of investment decisions in the ordinary course of business, Marsico has, at times, invested client account assets including Fund assets in shares of Goldman Sachs Group, Inc. (“GSG”), the parent company of Goldman Sachs and various affiliates, including at times during 2007 and prior years. Marsico client accounts’

5

holdings in GSG’s stock have at times made those accounts in the aggregate among the largest investors in GSG. Marsico expects that it may (or may not) continue to view investment in GSG’s common stock as an investment opportunity for its clients including the Funds, and may buy (or sell) shares of GSG’s common stock for client accounts from time to time as the result of investment decisions made in the ordinary course of Marsico’s investment management process. Marsico has informed the Board that decisions to buy or sell shares of GSG’s stock for client accounts including the Funds will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent investment decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

Also as the result of investment decisions in the ordinary course of business, Marsico has from time to time purchased securities for clients in offerings underwritten by Goldman Sachs or its affiliates. Marsico expects that it will continue this practice in the future. Marsico has informed the Board that decisions to purchase securities from underwriting syndicates that include Goldman will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect Marsico’s independent investment decisions in the ordinary course of business which Marsico believes to be in the best interests of its clients.

The Transaction’s Effect on the Funds’ Sub-Advisory Agreement with Marsico. After the closing of the Transaction, Marsico expects to continue its operations with substantially the same senior management and Fund portfolio managers as before the Transaction. The change of control is not expected to result in any significant change to the Marsico personnel who manage the Funds or to the manner in which the Funds are managed. Further, CMA, a wholly-owned subsidiary of Bank of America, would remain the investment adviser to the Funds and, as such, would continue to be the entity that oversees the overall management of the Funds.

Nonetheless, Marsico’s change of control would be deemed an “assignment” (as defined in the 1940 Act) of the Funds’ current investment sub-advisory agreement (“Current Sub-Advisory Agreement”) with Marsico and result in the automatic termination of the Current Sub-Advisory Agreement. Accordingly, at the Meeting, you will be asked to approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”). As discussed below, the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement. The Board carefully considered the New Sub-Advisory Agreement on behalf of each Fund and, for the reasons discussed below, unanimously approved the New Sub-Advisory Agreement with Marsico and unanimously recommends that Fund shareholders approve the New Sub-Advisory Agreement.

6

Description of the Current and New Sub-Advisory Agreements

The Current Sub-Advisory Agreement among CMA, Marsico, and the Trust, with respect to Growth Fund, Focused Equities Fund, 21st Century Fund and International Opportunities Fund, dated September 30, 2006, succeeded to the investment sub-advisory agreement (“Predecessor Sub-Advisory Agreement”) among CMA, Marsico, and Nations Separate Account Trust, with respect to the Funds. The Current Sub-Advisory Agreement was adopted by the Board at a meeting held February 13-14, 2006 when the Board approved the name change of Nations Separate Account Trust to Columbia Funds Variable Insurance Trust I. The Current Sub-Advisory Agreement was last approved by the Board at a meeting held October 17-18, 2006 in connection with the Board’s annual review of the Funds’ advisory and sub-advisory contracts. The Predecessor Sub-Advisory Agreement was last approved by shareholders of each Fund on April 12, 2001 in connection with the change of control transaction that occurred when Bank of America acquired Marsico with respect to the Growth Fund and Focused Equities Fund and in connection with the initial selection of Marsico as sub-adviser with respect to the 21st Century Fund and International Opportunities Fund.

The New Sub-Advisory Agreement is identical in all material respects to the Current Sub-Advisory Agreement, except with respect to the effective date. Subject to shareholder approval, the New Sub-Advisory Agreement would become effective with respect to a Fund upon consummation of the Transaction.

Under the Current and New Sub-Advisory Agreements, Marsico manages the investment and reinvestment of Fund assets, subject to the supervision of CMA and the Board and in accordance with the investment objectives, strategies, policies and procedures of each Fund and applicable laws and regulations. Marsico’s services to the Funds are not exclusive, and Marsico is free to render similar services to others.

Under the Current and New Sub-Advisory Agreements, CMA is solely responsible for paying Marsico a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of each Fund. CMA pays Marsico’s sub-advisory fee from the investment advisory fee it receives from a Fund. During the Funds’ fiscal year ended December 31, 2006, Marsico received aggregate sub-advisory fees from CMA in the amount of $1,295,184 for Growth Fund, $905,954 for Focused Equities Fund, $113,885 for 21st Century Fund and $1,098,685 for International Opportunities Fund.

Marsico bears all expenses in connection with the performance of its services under the Current and New Sub-Advisory Agreements. All other expenses incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by CMA.

The Current and New Sub-Advisory Agreements both provide that Marsico shall not be liable for any error of judgment or mistake of law or for any loss suffered by CMA or the Trust in connection with the performance of its duties under the Agreements, except a loss resulting from a breach of fiduciary duty with respect to the

7

receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of Marsico or any of its officers, directors, employees or agents, in connection with the performance of their duties under the Agreements, from reckless disregard by it or its officers, directors, employees or agents of any of their obligations and duties under the Agreements or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by Marsico or any of its officers, directors, employees or agents.

As discussed above, the Current Sub-Advisory Agreement succeeded to the Predecessor Sub-Advisory Agreement among CMA, Marsico and Nations Separate Account Trust. The Predecessor Sub-Advisory Agreement had an initial two-year term and continued thereafter for successive annual periods, subject to Board or shareholder approval. The Current and New Sub-Advisory Agreements continue in effect for each Fund for successive annual periods, subject to Board or shareholder approval. Specifically, the Current and New Sub-Advisory Agreements are subject to annual approval by (i) the Board or by the vote of a “majority of outstanding voting securities” of each Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Trustees of the Trust who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (“Independent Trustees”), by votes cast in person at a meeting specifically called for such purpose.

The Current and New Sub-Advisory Agreements terminate automatically in the event of their assignment, and are terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund), by CMA or by Marsico on 60 days’ written notice.

A copy of the New Sub-Advisory Agreement is available upon request by writing to the Trust at One Financial Center, Boston, Massachusetts 02111, or by calling (866) 432-8736.

Section 15(f)

The purchase agreement relating to the Transaction includes certain covenants relating to Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser (including a sub-adviser) to a registered investment company or the affiliates of such adviser to receive any amount or benefit in connection with a change of control of the adviser if the following two conditions are satisfied: (1) for a period of three years after such assignment, the members of the board of directors of the investment company consist of at least 75% of members who are not “interested persons” (as defined in the 1940 Act) of the adviser or its predecessor; and (2) no “unfair burden” (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on an investment company is defined in the 1940 Act to include any arrangement during the two-year

8

period after the assignment whereby the adviser or its predecessor or successor, or any interested person of the adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types: (1) compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company; and (2) compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

With respect to the first condition, the Buyer and the Seller have agreed to use reasonable best efforts to assure compliance with the conditions of Section 15(f) after the closing date of the Transaction. Specifically, the Buyer and the Seller have agreed that, to the extent that such matters are within their control, for a period of not less than three years after the closing date, they will use their reasonable best efforts to assure that not more than 25% of the Trustees of the Board are interested persons of the Buyer or its predecessor or any sub-adviser of a Fund or Bank of America. With respect to the second condition, these parties have agreed that they will use their reasonable best efforts to avoid placing an “unfair burden” on any of the Funds as a result of the Transaction. Separately, to ensure that no such unfair burden exists with respect to Marsico’s services to the Funds, Marsico has agreed that it will not seek to increase its sub-advisory fees charged for managing the Funds during the two-year period after the Transaction. In addition, CMA has undertaken not to increase the advisory fees of the Funds for a two-year period following the closing of the Transaction and not to increase any other fee payable to affiliates of CMA to the extent that such fee increase would constitute such an unfair burden on any of the Funds. Pursuant to the terms of CMA’s February 2005 Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”), CMA is separately barred from increasing advisory fees it charges the Funds through at least November 2009.

Board Considerations in Approving the New Sub-Advisory Agreement

At in-person meetings held on June 21, 2007 and August 9, 2007, the Board members received and considered information about the Transaction as well as information about the services Marsico has provided to the Funds in the past and proposed to provide to the Funds following the closing of the Transaction. At both meetings, Marsico representatives assured the Board that the Transaction would not result in any significant change to Marsico’s portfolio management team, investment processes, day-to-day operations or services provided to the Funds.

At the August 9 meeting, the Board specifically considered approval of the New Sub-Advisory Agreement. At that meeting, CMA and Marsico representatives confirmed for the Trustees that the New Sub-Advisory Agreement is identical in all material respects to the Current Sub-Advisory Agreement, except with respect to its effective date. The Marsico representatives also confirmed that the services provided and the fee rates payable under the New Sub-Advisory Agreement would remain

9

unchanged from the services provided and fee rates payable under the Current Sub-Advisory Agreement. In addition, the Board received information with respect to the factors noted below, including updates on information provided at the most recent annual contract review meeting in October 2006, for which detailed, extensive comparative information relating to performance, sub-advisory fees, other funds sub-advised by Marsico and non-fund advisory accounts of Marsico had been provided and considered. After receiving and considering the information described herein, the Board, including the Independent Trustees advised by their independent legal counsel and the independent fee consultant appointed pursuant to the NYAG Settlement, unanimously approved, subject to shareholder approval, the New Sub-Advisory Agreement with Marsico, to take effect upon the consummation of Marsico’s change of control. The following is a summary of the Board’s discussion and views regarding certain factors relevant to their consideration of the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board received and considered information that it believed necessary to evaluate the on-going nature, extent and quality of the services provided by Marsico as well as the ability of Marsico to continue to provide those services to the Funds following the closing of the Transaction. Among other information, the Board received and considered Marsico’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about how Marsico’s ownership, management, operations and finances would be structured following the Transaction, including that certain debt obligations of the Marsico Parent Companies would be collateralized by security interests in Marsico’s right under the advisory and sub-advisory agreements with its clients and in equity interests that the Marsico parent companies hold in Marsico.

The Board members noted that the Transaction is not expected to result in any significant change to the personnel who manage the Funds or in the manner in which the Funds are managed. In this regard, the Board considered that Marsico’s portfolio management team and the research analysts supporting them are generally expected to remain the same after the closing of the Transaction. The Board also evaluated the ability of Marsico to continue to attract and retain qualified investment professionals, including research, advisory and supervisory personnel, following the Transaction. The Board noted Marsico’s representations that its new ownership structure would allow it additional flexibility to attract and retain qualified personnel by providing employees the opportunity to obtain equity interests in an indirect parent company of Marsico.

The Board considered the effectiveness of Marsico’s policies in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Marsico’s methods for allocating portfolio investment opportunities between the Funds and other clients.

10

Investment Performance. The Board received and considered the Funds’ short-term and long-term investment performance over various periods of time as compared to both relevant indices and peer groups. The Board took note that over the short-term certain of the Funds had underperformed their primary benchmarks and peer groups and received an explanation of the factors contributing to such short-term underperformance, as well as a summary of steps being taken as part of Marsico’s strategy to improve relative performance. The Board also noted that overall Marsico was delivering satisfactory performance results consistent with the long-term investment strategies being pursued by the Funds.

Sub-Advisory Fee Rates for the Funds and Other Clients. The Board considered the sub-advisory fee rates payable by CMA to Marsico under the New Sub-Advisory Agreement, which the Board noted are the same as the sub-advisory fee rates payable under the Current Sub-Advisory Agreement. The Board also noted Marsico’s undertaking not to seek to increase its sub-advisory fee rates for a two-year period following the closing of the Transaction. In addition, the Board received and reviewed information about the services and fee rates payable to Marsico by its other clients, including other registered investment companies sub-advised by Marsico. In this regard, the Board noted that, while there is a range of fee rates charged by Marsico to other sub-advised funds, as is presented in Exhibit B, Marsico’s fees are paid by CMA out of CMA’s advisory fees, and are not paid directly by the Funds. The Board indicated its intention to continue to monitor the range of fee rates and to take those into account from time to time in connection with its periodic review of contracts, including but not limited to its forthcoming review in October 2007.

Profitability. The Board received and considered information relating to Marsico’s current and projected profitability following consummation of the Transaction. The Board noted, among other things, Marsico’s statement that it anticipated that key aspects of its financial condition, such as its revenue generation and operating expenses, are not expected to change significantly in the initial years after the completion of the Transaction. The Board also noted Marsico’s statement that terms relating to the debt financing for the Transaction allow Marsico to continue to operate its business soundly by using the same percentage of its revenues that it currently does to fund operating expenses and using a percentage its remaining revenues to pay debt service.

Economies of Scale. The Board did not review specific information regarding whether there have been economies of scale with respect to management of the Funds because it regards that information as less relevant at the sub-adviser level. Rather, it reviews extensive information regarding economies of scale in the context of annually considering the Funds’ investment advisory agreement with CMA for re-approval.

Other Benefits to Marsico. The Board received and considered information regarding any “fall-out” or ancillary benefits received by Marsico as a result of its relationship with the Funds. Such benefits could include, among others, benefits

11

attributable to Marsico’s relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in Marsico’s business as a result of the relationship with the Funds (such as the ability to market to shareholders other financial products offered by Marsico). The Board concluded that the benefits were not unreasonable.

Conclusion. No single factor was cited as determinative to the decision of the Board. Rather, after considering all of the above-described factors, including information about all material aspects of the Transaction, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement are fair and equitable. Accordingly, the Board unanimously approved the New Sub-Advisory Agreement.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT WITH MARSICO.

MORE INFORMATION ABOUT MARSICO

Marsico is an investment adviser registered with the Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). In January 2001, Marsico became a direct, wholly-owned subsidiary of Marsico Management Holdings, LLC, which is wholly owned by Bank of America, N.A. Bank of America, N.A. is a wholly-owned subsidiary of NB Holdings Corporation, which is wholly owned by Bank of America Corporation. Thus, Bank of America Corporation is currently the ultimate parent company of Marsico. Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Management Holdings, LLC, Bank of America, N.A., NB Holdings Corporation and Bank of America Corporation are each located at 100 North Tryon Street, Charlotte, North Carolina 28255.

Marsico provides investment management services to other mutual funds and private accounts and, as of June 30, 2007, had approximately $93.6 billion in assets under management. The principal officers, managers and members of Marsico, who are expected to continue in substantially the same capacity after the Transaction, are set forth in the following table. The address for each is: c/o Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

Name	Principal Occupation
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer
Christopher J. Marsico	President
Steven R. Carlson	Executive Vice President and Chief Compliance Officer

12

Name	Principal Occupation
Thomas M.J. Kerwin	Executive Vice President and General Counsel
Mary L. Watson	Executive Vice President and Chief Operations Officer
Kenneth Johnson	Executive Vice President and Director of Marketing

No officer or Trustee of the Trust is an officer, manager, member, employee or shareholder of Marsico or any of its affiliates (other than the Funds or other funds advised or sub-advised by Marsico).

The Marsico portfolio managers who are responsible for making the day-to-day investment decisions for the Funds, and who are expected to continue in substantially the same capacity after the Transaction, are set forth in the following table.

Fund	Portfolio Manager
Growth Fund	Thomas F. Marsico
Focused Equities Fund	Thomas F. Marsico
21st Century Fund	Corydon J. Gilchrist, CFA
International Opportunities Fund	James G. Gendelman

As set forth in Exhibit B, Marsico serves as an investment adviser or sub-adviser to other registered investment companies with similar investment objectives as the Funds.

INFORMATION ABOUT CMA AND OTHER AFFILIATES

CMA is an investment adviser registered with the SEC pursuant to the Advisers Act. CMA, the investment adviser and administrator of the Funds, is a wholly-owned subsidiary of Columbia Management Group, LLC (“CMG”), which is the primary investment division of Bank of America. CMA and CMG are each located at 100 Federal Street, Boston MA 02110. CMA would continue as the Funds’ investment adviser and administrator after the Transaction. For the fiscal year ended December 31, 2006, CMA received fees for providing advisory and administration services to the Funds as set forth in the following table.

Fund	Advisory Fees	Administration Fees
Growth Fund	$2,129,765	$563,299
Focused Equities Fund	$1,490,174	$377,405
21st Century Fund	$187,146	$0
International Opportunities Fund	$1,952,953	$444,881

13

Columbia Management Distributors, Inc. (“CMDI”) is the distributor of the Funds. Columbia Management Services, Inc. (“CMSI”) serves as the Funds’ transfer agent. CMDI and CMSI would continue as the Funds’ distributor and transfer agent, respectively, after the Transaction. For the fiscal year ended December 31, 2006, CMDI and CMSI received fees for providing underwriting/distribution and transfer agency services, respectively, to the Funds as set forth in the following table.

Fund	Distribution Fees	Transfer Agency Fees
Growth Fund	$0	$1,602
Focused Equities Fund	$373,588	$104
21st Century Fund	$45,864	$690
International Opportunities Fund	$608,334	$1,269

The Funds paid no brokerage commissions to affiliated broker/dealers during their fiscal year ended December 31, 2006.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board at the Meeting. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) by phone at the toll-free number on the Proxy Ballot; or (3) by on-line voting at the website address on the Proxy Ballot. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to the Trust at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meeting and voting in person.

The Funds are investment options under variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) issued by certain life insurance companies (“Insurance Companies”). Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The Insurance Companies have voting rights with respect to all Fund shares held in the separate accounts. To the extent required by federal securities laws or regulations, the Insurance Companies will: (i) notify each annuity contract owner (each, an “Owner” and collectively, the “Owners”) of the Meeting if the shares held for that Owner’s contract may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell its Insurance Company how to vote the Fund shares held for such contract; (iii) arrange for the handling and tallying of proxies received from Owners; (iv) vote all Fund shares attributable to such Owner’s contract according to instructions received from

14

such Owner; and (v) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received. The effect of such proportional voting is that a small number of Owners can determine the outcome of the voting.

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 52,084,358.870 shares outstanding and entitled to vote for Growth Fund; 9,396,351.928 shares outstanding and entitled to vote for Focused Equities Fund; 5,205,202.031 shares outstanding and entitled to vote for the 21st Century Fund; and 14,170,467.997 shares outstanding and entitled to vote for the International Opportunities Fund. Each whole and fractional share of a Fund is entitled to a whole or fractional vote. If the accompanying Proxy Ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at (866) 432-8736. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Trust in writing at One Financial Center, Boston, Massachusetts 02111.

It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of the Trust and/or Bank of America also may solicit proxies by telephone or otherwise. Computershare Fund Services (“Computershare”) has been engaged to assist in the distribution of proxy materials and solicitation of votes. For its services, Computershare will receive a fee of approximately $383,000 including expenses. Marsico, Bank of America and/or their respective affiliates are expected to bear all customary expenses (e.g., legal, proxy preparation and solicitation costs) associated with this Proxy Statement.

Quorum

A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of one-third of a Fund’s outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the New Sub-Advisory Agreement. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

15

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

The 1940 Act requires that the New Sub-Advisory Agreement must be approved by a “majority of the outstanding shares” of a Fund. The 1940 Act defines the term “majority of the outstanding shares” to mean the lesser of: (i) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. If the New Sub-Advisory Agreement is not approved for a Fund, the Board will consider what further action is appropriate.

PRINCIPAL SHAREHOLDERS

Exhibit C shows the name, address and share ownership of each person known to the Trust to own beneficially or of as record 5% or more of a class of a Fund as of the Record Date. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in Exhibit C is identified as the holder of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund.

As of the Record Date, the officers and Trustees, together, owned less than 1% of any class of the Funds.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. In connection with the NYAG Settlement, however, the Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of the Board, including holding a meeting to elect Trustees at least every five years. The next such shareholder meeting is expected to be held in 2010. The Board’s Governance Committee will consider Trustee candidates submitted by

16

shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Columbia Funds Variable Insurance Trust I, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election as a Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)).

Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Because the Trust does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at One Financial Center, Boston, Massachusetts 02111, or by calling (866) 432-8736.

*    *    *

17

EXHIBIT A

REPURCHASE OF MARSICO FROM BANK OF AMERICA

A-1

EXHIBIT B

COMPARABLE FUNDS FOR WHICH MARSICO SERVES AS SUB-ADVISER

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	SUB-ADVISORY FEE PAID TO MARSICO **
AEGON/Transamerica & Transamerica IDEX
ATST Marsico Growth Fund	$615.4	0.40%
TA/IDEX Marsico International Growth Fund	$485.0	0.50% on first $300 million
		0.45% on > $300 - $400 million
		0.40% on > $400 million - $1 billion
		0.35% on assets > $1 billion
TA/IDEX Marsico Growth Fund	$340.0	0.40%

Advanced Series Trust /Prudential Investments
AST Marsico Capital Growth	$4,892.5	0.40% on first $1.5 billion
AST Advanced Strategies Portfolio*	$164.9	0.35% on all assets > $1.5 billion
Target Portfolio Trust—Large Cap Growth*	$160.7
Target Conservative Allocation Fund*	$19.1
Target Moderate Allocation Fund*	$62.7
Target Growth Allocation Fund*	$68.3
Prudential Series Fund Global Portfolio*	$230.3

AST International Growth Portfolio*	$777.9	0.45% on first $500 million
PSF SP International Growth Portfolio*	$154.4	0.40% from $500 million - $1 billion 0.35% on assets > $1 billion

AXA Equitable Funds
AXA Premier VIP International Equity Fund*	$892.0	0.50%
AXA Premier VIP Aggressive Equity Portfolio*	$639.3	0.27%
EQ/Marsico Focus Portfolio	$3,869.9	0.45% on first $400 million
EQ Market PLUS Large Cap Growth Portfolio	$263.8	0.40% on assets > $400 million - $1 billion 0.375% on assets > $1 billion - $1.5 billion
		0.35% on assets > $1.5 billion

*	Denotes multi-manager fund. Assets reflect the Marsico-managed portion.
**	A principal investment manager other than Marsico typically charges management fees to these funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal manager.

EXHIBIT B

COMPARABLE FUNDS FOR WHICH MARSICO SERVES AS SUB-ADVISER

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	SUB-ADVISORY FEE PAID TO MARSICO **

Diversified Investors Funds Group
Diversified Investors Equity Growth Fund*	$979.3	0.30% on first $1 billion
		0.25% on > $1 billion - $2 billion
		0.27% for entire portfolio if portfolio > $2 billion

Russell Investment Company
Equity I Fund*	$187.1	0.325% on first $500 million
Diversified Equity Fund*	$440.8	0.275% on assets > $500 million - $750 million
		0.225% on assets > $750 million
International Fund*	$207.9	0.45% on first $750 million
International Securities Fund*	$398.7	0.40% on assets > $750 million - $1.5 billion
		0.35% on assets > $1.5 billion

GuideStone Funds
Growth Equity Fund*	$406.5	0.45% on first $400 million
		0.40% on assets > $400 million

Harbor Fund
Harbor International Growth Fund	$788.2	0.45% on first $250 million
		0.40% on assets > $250 million - $500 million
		0.35% on assets > $500 million
ING Investors Trust
ING Marsico Growth Portfolio	$914.4	0.45% on first $500 million
ING Marsico International Opportunities Portfolio	$419.8	0.40% on > $500 million - $1.5 billion 0.35% on assets > $1.5 billion

Lincoln Variable Insurance Products Trust
LVIP Marsico International Growth Fund	$161.9	0.50%

John Hancock Trust
International Opportunities Trust	$858.0	0.45% on first $750 million
(Funds II) International Opportunities Fund	$785.5	0.40% on > $750 million - $1.5 billion 0.35% on assets > $1.5 billion

Masters Select Funds Trust
Masters Select International Fund*	$292.0	0.50%

*	Denotes multi-manager fund. Assets reflect the Marsico-managed portion.
**	A principal investment manager other than Marsico typically charges management fees to these funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal manager.

EXHIBIT B

COMPARABLE FUNDS FOR WHICH MARSICO SERVES AS SUB-ADVISER

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	SUB-ADVISORY FEE PAID TO MARSICO **

Merrill Lynch/Black Rock
Marsico Growth FDP Fund of FDP Series, Inc.	$150.2	0.40%
Roszel/Marsico Large Cap Growth Portfolio	$40.4	0.40%

Optimum Fund Trust
Optimum Large Cap Growth Fund*	$437.8	0.50% on first $300 million
		0.45% on assets > $300 million - $400 million
		0.40% on assets > $400 million

RiverSource
RiverSource International Equity Fund*	$108.1	0.55% on first $100 million
		0.45% on assets > $100 million

SunAmerica
Focused Series Large Cap Growth Portfolio*	$380.3	0.40%
Focused Series Growth and Income Portfolio*	$137.3	0.45% on first $500 million
		0.40% on assets >$500 million
Focused Series International Equity Portfolio*	$125.0	0.45%
Seasons Series Trust Focus Growth Portfolio*	$40.8	0.40%
Seasons Series Trust Focus Growth & Income Portfolio*	$27.1	0.45% on first $500 million
		0.40% on assets >$500 million
SunAmerica Series Trust Marsico Focused Growth Portfolio	$145.1	0.45%
SunAmerica Focused Alpha Growth Fund*	$274.6	0.40%
SunAmerica Focused Alpha Large-Cap Fund*	$100.4	0.40%

UBS Pace Select Advisors Trust
UBS Pace Large Company Growth Equity Investments Fund*	$476.8	0.30%

USAA
USAA Growth Fund*	$339.5	0.35%
USAA Aggressive Growth Fund	$1,250.2	0.35%

*	Denotes multi-manager fund. Assets reflect the Marsico-managed portion.
**	A principal investment manager other than Marsico typically charges management fees to these funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal manager.

EXHIBIT B

COMPARABLE FUNDS FOR WHICH MARSICO SERVES AS INVESTMENT ADVISER*

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	MANAGEMENT FEE PAID TO MARSICO
The Marsico Investment Fund
Marsico Growth Fund	$2,855.2	0.85% on first $3 billion
Marsico Focus Fund	$4,685.0	0.75% on assets > $3 billion

Marsico 21st Century Fund	$2,056.2	0.85%
Marsico International Opportunities Fund	$748.4	0.85%

*	The Marsico Investment Fund consists of proprietary mutual funds. The services that Marsico provides to these funds as manager and investment adviser are much broader in scope than the services that Marsico provides as an investment sub-adviser to the Columbia Funds and other sub-advised funds.

EXHIBIT C

PRINCIPAL SHAREHOLDERS

Fund and Class	Name and Address	Total Shares of Class	Percentage of Class	Percentage of Fund (All Classes)
Focused Equities Fund— Class A	Hartford Life Insurance Company Separate Account Two Attn: David Ten Broeck PO Box 2999 Hartford CT 06104-2999	4,881,117.544	51.9499%	51.9469%

Focused Equities Fund— Class A	Variable Separate Account of Anchor National Life Insurance Co PO Box 54299 Los Angeles CA 90054-0299	3,931,327.330	41.8413%	41.8389%

Focused Equities Fund— Class B	FIM Funding Inc 100 Federal St MADE 10021E Boston MA 02110-1802	539.957	100.0000%	0.0057%

Growth Fund— Class A	American Express—Managed Assets Trust: IDS Life Insurance Company 222 AXP Financial Center Minneapolis MN 55474-0001	35,818,948.557	68.9858%	68.7712%

Growth Fund— Class A	Riversource Life Insurance Co of New York 222 AXP Financial Center Minneapolis MN 55474-0002	5,909,250.027	11.3810%	11.3456%

Growth Fund— Class A	Hartford Life Insurance Company Separate Account Two Attn: David Ten Broeck PO Box 2999 Hartford CT 06104-2999	3,644,277.136	7.0187%	6.9969%

EXHIBIT C

PRINCIPAL SHAREHOLDERS

Fund and Class	Name and Address	Total Shares of Class	Percentage of Class	Percentage of Fund (All Classes)
Growth Fund— Class A	GE Life & Annuity Assurance Co Attn Variable Accounting 6610 W Broad St Bldg 3 5th Fl Richmond VA 23230-1702	2,881,268.253	5.5492%	5.5319%

Growth Fund— Class B	Sun Life Financial US SLF Masters 1 Sunlife Executive PK Wellesley Hills MA 02481	155,222.909	95.7073%	0.2977%

International Opportunities Fund— Class B	GE Life & Annuity Assurance Co Attn Variable Accounting 6610 W Broad St Bldg 3 5th Fl Richmond VA 23230-1702	5,380,090.899	37.9669%	37.9669%

International Opportunities Fund— Class B	Hartford Life Insurance Company Separate Account Two Attn: David Ten Broeck PO Box 2999 Hartford CT 06104-2999	3,609,539.461	25.4723%	25.4723%

International Opportunities Fund— Class B	American Express—Managed Assets Trust: IDS Life Insurance Company 222 AXP Financial Center Minneapolis MN 55474-0001	3,480,638.948	24.5626%	24.5626%

EXHIBIT C

PRINCIPAL SHAREHOLDERS

Fund and Class	Name and Address	Total Shares of Class	Percentage of Class	Percentage of Fund (All Classes)
21st Century Fund— Class A	Hartford Life Insurance Company Separate Account Two Attn: David Ten Broeck PO Box 2999 Hartford CT 06104-2999	1,708,013.596	78.7382%	32.8283%

21st Century Fund— Class A	Transamerica Life Insurance Co RIB III 4333 Edgewood Rd NE Attn FMD Accounting MS 4410 Cedar Rapids IA 52499-0001	254,758.379	11.7442%	4.8965%

21st Century Fund— Class A	Variable Separate Account of Anchor National Life Insurance Co PO Box 54299 Los Angeles CA 90054-0299	175,443.945	8.0878%	3.3721%

21st Century Fund— Class B	Sun Life Financial US SLF Masters 1 Sunlife Executive PK Wellesley Hills MA 02481	2,873,220.166	94.6393%	55.1813%

21st Century Fund— Class B	Sun Life Financial NY SLF Masters NY 1 Sunlife Executive PK Wellesley Hills MA 02481	161,844.913	5.3309%	3.1083%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Call toll free 1-866-241-6192.

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico Growth Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	PROXY BALLOT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS VARIABLE INSURANCE TRUST I. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico Growth Fund, Variable Series to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico Growth Fund, Variable Series which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_081607_A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

1.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Growth Fund, Variable Series.

☐	☐	☐

CFV_18061_081607_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Call toll free 1-866-241-6192.

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico Focused Equities Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	PROXY BALLOT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS VARIABLE INSURANCE TRUST I. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico Focused Equities Fund, Variable Series to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico Focused Equities Fund, Variable Series which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_081607_B

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

1.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Focused Equities Fund, Variable Series.

☐	☐	☐

CFV_18061_081607_B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Call toll free 1-866-241-6192.

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico 21st Century Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	PROXY BALLOT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS VARIABLE INSURANCE TRUST I. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico 21st Century Fund, Variable Series to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico 21st Century Fund, Variable Series which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_081607_C

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

1.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico 21st Century Fund, Variable Series.

☐	☐	☐

CFV_18061_081607_C

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR PROXY BALLOT.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Proxy Ballot below at hand.

•      Call toll free 1-866-241-6192.

•      Enter the 14-digit control number set forth on the Proxy Ballot and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico International Opportunities Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	PROXY BALLOT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF COLUMBIA FUNDS VARIABLE INSURANCE TRUST I. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Peter T. Fariel, Julie B. Lyman and Nicholas J. Kolokithas (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Columbia Marsico International Opportunities Fund, Variable Series to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Columbia Marsico International Opportunities Fund, Variable Series which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_081607_D

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

1.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico International Opportunities Fund, Variable Series.

☐	☐	☐

CFV_18060_081607_D

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR VOTING INSTRUCTION.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your voting instruction.

Vote by Internet:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Call toll free 1-866-235-4258.

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico Growth Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	VOTING INSTRUCTION

[Insurance Company Name Drop-In]

The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007 at 10:00 a.m. Eastern time, hereby instructs all shares deemed attributable to the undersigned’s contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment(s) thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Voting Instructions are solicited by the issuing insurance company named above on behalf of the Board of Trustees. Shares will be voted as you specify. The Board of Trustees recommends that you vote For the proposal. If this Voting Instruction Card is signed, dated and returned with no choice indicated as to the proposal on which shares represented by the undersigned’s contract or policy are entitled to be voted, such shares shall be voted FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_082907_A_VI

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

2.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Growth Fund, Variable Series.

☐	☐	☐

CFV_18061_082907_A_VI

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR VOTING INSTRUCTION.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your voting instruction.

Vote by Internet:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Call toll free 1-866-235-4258.

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico Focused Equities Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	VOTING INSTRUCTION

[Insurance Company Name Drop-In]

The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007 at 10:00 a.m. Eastern time, hereby instructs all shares deemed attributable to the undersigned’s contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment(s) thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Voting Instructions are solicited by the issuing insurance company named above on behalf of the Board of Trustees. Shares will be voted as you specify. The Board of Trustees recommends that you vote For the proposal. If this Voting Instruction Card is signed, dated and returned with no choice indicated as to the proposal on which shares represented by the undersigned’s contract or policy are entitled to be voted, such shares shall be voted FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_082907_B_VI

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

2.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Focused Equities Fund, Variable Series.

☐	☐	☐

CFV_18061_082907_B_VI

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR VOTING INSTRUCTION.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your voting instruction.

Vote by Internet:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Call toll free 1-866-235-4258.

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico 21st Century Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	VOTING INSTRUCTION

[Insurance Company Name Drop-In]

The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007 at 10:00 a.m. Eastern time, hereby instructs all shares deemed attributable to the undersigned’s contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment(s) thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Voting Instructions are solicited by the issuing insurance company named above on behalf of the Board of Trustees. Shares will be voted as you specify. The Board of Trustees recommends that you vote For the proposal. If this Voting Instruction Card is signed, dated and returned with no choice indicated as to the proposal on which shares represented by the undersigned’s contract or policy are entitled to be voted, such shares shall be voted FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_082907_C_VI

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

2.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico 21st Century Fund, Variable Series.

☐	☐	☐

CFV_18061_082907_C_VI

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

TWO QUICK AND EASY WAYS TO VOTE YOUR VOTING INSTRUCTION.

You can vote your Proxy Ballot over the Internet or by telephone– it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your voting instruction.

Vote by Internet:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Go to the website https://vote.proxy-direct.com

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

Vote by Telephone:

•      Read the Proxy Statement and have the Voting Instruction below at hand.

•      Call toll free 1-866-235-4258.

•      Enter the 14-digit control number set forth on the Voting Instruction and follow the simple instructions.

You may receive additional proxies for other accounts. Those are not duplicates; you should vote each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I Columbia Marsico International Opportunities Fund, Variable Series SPECIAL MEETING OF SHAREHOLDERS to be held October 22, 2007	VOTING INSTRUCTION

[Insurance Company Name Drop-In]

The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 22, 2007 at 10:00 a.m. Eastern time, hereby instructs all shares deemed attributable to the undersigned’s contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment(s) thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Voting Instructions are solicited by the issuing insurance company named above on behalf of the Board of Trustees. Shares will be voted as you specify. The Board of Trustees recommends that you vote For the proposal. If this Voting Instruction Card is signed, dated and returned with no choice indicated as to the proposal on which shares represented by the undersigned’s contract or policy are entitled to be voted, such shares shall be voted FOR the proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CFV_18061_082907_D_VI

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION TODAY!

Please detach at perforation before mailing.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

FOR	AGAINST	ABSTAIN

2.      To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico International Opportunities Fund, Variable Series.

☐	☐	☐

CFV_18060_082907_D_VI